Exhibit 99.4
Greenhill Caliburn Pty Limited
ABN 89 086 678 346
Interim Financial Statements
For the Half Year Ended 31 December 2009
Presented in Australian Dollars

Greenhill Caliburn Pty Limited
ABN 89 086 678 346
Statement of Financial Condition (Presented in Australian Dollars)
As at December 31, 2009

		31 Dec	30 Jun	31 Dec
		2009	2009	2008
	Note	$	$	$
Assets
Current assets
Cash and cash equivalents	5	17,900,850	30,489,133	33,994,185
Fee receivables, net off allowance for doubtful debts	6	3,388,965	3,012,198	1,442,989
Other receivables	7	278,309	239,284	427,880
Financial assets	8	2,920,194	3,873,942	4,001,888
Other current assets	9	7,687	10,712	13,723

Total current assets		24,496,005	37,625,269	39,880,665

Non-current assets
Financial assets	8	4,097,628	1,895,198	1,964,171
Plant and equipment	10	769,625	895,690	875,112
Deferred tax asset	13	4,376,592	5,322,230	4,258,934

Total non-current assets		9,243,845	8,113,118	7,098,217

Total assets		33,739,850	45,738,387	46,978,882

Liabilities
Current liabilities
Compensation payable	11	9,394,260	24,718,732	7,606,568
Accounts payable and accrued expenses	12	600,526	965,841	179,253
Current tax payable	13	3,412,151	849,140	7,085,583

Total current liabilities		13,406,937	26,533,713	14,871,404

Non-current liabilities
Compensation payable	11	3,877,503	3,952,542	4,888,598

Total non-current liabilities		3,877,503	3,952,542	4,888,598

Total liabilities		17,284,440	30,486,255	19,760,002

Equity
Issued capital	14	205	205	205
Accumulated other comprehensive income		248,406	—	—
Retained earnings		16,206,799	15,251,927	27,218,675

Total equity		16,455,410	15,252,132	27,218,880

Total liabilities and equity		33,739,850	45,738,387	46,978,882

The accompanying notes form part of these financial statements

Greenhill Caliburn Pty Limited
ABN 89 086 678 346
Statement of Income (Presented in Australian Dollars)
Half Year Ended December 31, 2009

		31 Dec	31 Dec
		2009	2008
	Note	$	$
Revenues
Financial advisory fees		28,743,180	44,033,058
Investment revenues		120,385	2,087,315
Interest income		213,581	622,566
Other revenues		7,683	31,166

Total revenue		29,084,829	46,774,105

Expenses
Employee compensation and benefits		2,148,601	4,315,700
Occupancy and equipment rental		866,659	820,250
Depreciation and amortization		201,510	144,522
Information services		156,188	143,726
Professional fees		247,599	98,744
Travel related expenses		417,403	527,076
Impairment expense		—	1,238,674
Other operating expenses		2,229,848	1,052,298

Total expenses	2	6,267,808	8,340,990

Income before taxes		22,817,021	38,433,115

Provision for taxes	3	6,919,628	11,529,934

Net income		15,897,393	26,903,181

The accompanying notes form part of these financial statements.

Greenhill Caliburn Pty Limited
ABN 89 086 678 346
Statement of Comprehensive Income (Presented in Australian Dollars)
Half Year Ended 31 December 2009

		31 Dec	31 Dec
		2009	2008
	Note	$	$
Net income		15,897,393	26,903,181
Other comprehensive income
Fair value adjustment for financial assets		248,406	—

Total comprehensive income allocated to common stockholders		16,145,799	26,903,181

The accompanying notes form part of these financial statements.

Greenhill Caliburn Pty Limited
ABN 89 086 678 346
Statement of Changes in Equity (Presented in Australian Dollars)
Half Year Ended 31 December 2009

		31 Dec	31 Dec
		2009	2008
	Note	$	$
Common stock (ordinary shares)
Common stock, beginning of the year		2	2
Common stock issued		—	—

Common stock, end of the year	14	2	2

Preference stock
Preference stock, beginning of the year		203	203
Preference stock issued		—	—

Preference stock, end of the year	14	203	203

Retained earnings
Retained earnings, beginning of the year		15,251,927	16,151,636
Dividends	4	(14,942,521)	(15,836,142)
Net income allocated to common stockholders		15,897,393	26,903,181

Retained earnings, end of the year		16,206,799	27,218,675

Accumulated other comprehensive income
Accumulated other comprehensive income, beginning of the year		—	—
Fair value adjustment for marketable securities		248,406	—

Accumulated other comprehensive income, end of the year		248,406	—

Total equity		16,455,410	27,218,880

The accompanying notes form part of these financial statements

Greenhill Caliburn Pty Limited
ABN 89 086 678 346
Statement of Cash Flows (Presented in Australian Dollars)
Half Year Ended 31 December 2009

		31 Dec	31 Dec
		2009	2008
	Note	$	$
Cash flows from operating activities:
Net income		15,897,393	26,903,181
Adjustments to reconcile net income to net cash provided by (used in) operating activities
Depreciation and amortization		201,510	144,522
Impairment expenses		—	1,238,674
Changes in operating assets and liabilities
Financial advisory fees receivable		(376,767)	10,666,648
Other receivables and assets		(36,001)	507,956
Deferred tax assets		945,638	313,851
Compensation payable		(16,472,574)	(25,678,452)
Accounts payable and accrued expenses		(368,098)	(1,352,751)
Taxes payable		2,563,011	4,001,150

Net cash provided by operating activities		2,354,112	16,744,779

Cash flows from investing activities:
Payment for property, plant and equipment		(72,430)	(165,366)
Proceeds from disposal (payment for) marketable securities		72,556	(1,678,939)

Net cash provided by (used in) investing activities		126	(1,844,305)

Cash flows from financing activities:
Payment of dividends		(14,942,521)	(15,836,143)

Net cash used in financing activities		(14,942,521)	(15,836,143)

Net increase (decrease) in cash held		(12,588,283)	(935,669)
Cash at beginning of the financial period		30,489,133	34,929,854

Cash at end of the financial period	5	17,900,850	33,994,185

The accompanying notes form part of these financial statements

Greenhill Caliburn Pty Limited
ABN 89 086 678 346
Notes to the Financial Statements (Presented in Australian Dollars)
Half Year Ended 31 December 2009
1	Statement of Significant Accounting Policies

Basis of preparation

These general purpose financial statements for the interim half year reporting period ended 31 December 2009 have been prepared in accordance with the requirements of the Corporations Act 2001 and Australian Accounting Standards including AASB 134: Interim Financial Reporting. Compliance with Australian Accounting Standards ensures that the financial statements and notes also comply with International Financial Reporting Standards. The financial statements are presented in Australian dollars.

The interim financial report is intended to provide users with an update on the latest annual financial statements of Greenhill Caliburn Pty Limited. As such, it does not contain information that represents relatively insignificant changes occurring during the half year although certain additional notes have been added for information. It is therefore recommended that these financial statements be read in conjunction with the annual financial statements of the company for the year ended 30 June 2009, together with any public announcements made during the half year.

The same accounting policies and methods of computation have been followed in this interim financial report as were applied in the most recent annual financial statements with the exception of the following:

Presentation of Financial Statements

AASB 101 and AASB 134 prescribe the contents and structure of the half year financial statements, notwithstanding this, the primary purpose for which these financial statements were prepared was to assist Greenhill & Co., Inc (the ultimate parent entity) with certain filing requirements in the United States of America. As such the following terminology and presentation has been adopted in these financial statements:
•	The Statement of Financial Position is referred to as the Statement of Financial Condition;

•	The Income Statement is referred to as the Statement of Income;

•	A Statement of Comprehensive Income has been included (per AASB 101 and US GAAP), this is an additional statement since the 30 June 2009 financial statements.
The following is a summary of the material accounting policies adopted by the company in the preparation of the financial statements.
(a)	Income tax

The income tax expense (revenue) for the year comprises current income tax expense (income) and deferred tax expense (income).

Current income tax expense charged to the statement of income is the tax payable on taxable income calculated using applicable income tax rates enacted, or substantially enacted, as at reporting date. Current tax liabilities (assets) are therefore measured at the amounts expected to be paid to (recovered from) the relevant taxation authority.

Deferred tax assets and liabilities are ascertained based on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements. Deferred tax assets also result where amounts have been fully expensed but future tax deductions are available.

Deferred tax assets and liabilities are calculated at the tax rates that are expected to apply to the period when the asset is realised or the liability is settled, based on tax rates enacted at reporting date. Their measurement also reflects the manner in which management expects to recover or settle the carrying amount of the related asset or liability.

Greenhill Caliburn Pty Limited
ABN 89 086 678 346
Notes to the Financial Statements (Presented in Australian Dollars)
Half Year Ended 31 December 2009
1	Statement of Significant Accounting Policies continued
(a)	Income tax continued

Deferred tax assets relating to temporary differences and unused tax losses are recognised only to the extent that it is probable that future taxable profit will be available against which the benefits of the deferred tax asset can be utilised.

Where temporary differences exist in relation to investments in subsidiaries, branches, associates, and joint ventures, deferred tax assets and liabilities are not recognised where the timing of the reversal of the temporary difference can be controlled and it is not probable that the reversal will occur in the foreseeable future.

Current tax assets and liabilities are offset where a legally enforceable right of set-off exists and it is intended that net settlement or simultaneous realisation and settlement of the respective asset and liability will occur. Deferred tax assets and liabilities are offset where a legally enforceable right of set-off exists, the deferred tax assets and liabilities relate to income taxes levied by the same taxation authority on either the same taxable entity or different taxable entities where it is intended that net settlement or simultaneous realisation and settlement of the respective asset and liability will occur in future periods in which significant amounts of deferred tax assets or liabilities are expected to be recovered or settled.

(b)	Plant and Equipment

Each class of plant and equipment is carried at cost or fair value less, where applicable, any accumulated depreciation and impairment losses.

Plant and equipment

Plant and equipment are measure on the cost basis less depreciation and impairment losses.

The carrying amount of plant and equipment is reviewed by directors to ensure it is not in excess of the recoverable amount from these assets. Repairs and maintenance are charged to the statement of income during the period in which they are incurred.

Depreciation

The depreciable amount of all fixed assets are depreciated on a straight line or a diminishing value basis over their estimated useful lives to the company commencing from the time the asset is held ready for use. Leasehold improvements are depreciated over the shorter of either the unexpired period of the lease or the estimated useful lives of the improvements.

The depreciation rates used for each class of depreciable assets are:

Class of Asset	Depreciation Rate
Plant and Equipment	7.5% - 66.66%
Leasehold Improvement	20%
An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount.

Gains and losses on disposals are determined by comparing proceeds with the carrying amount. These gains or losses are included in the statement of income.

Greenhill Caliburn Pty Limited
ABN 89 086 678 346
Notes to the Financial Statements (Presented in Australian Dollars)
Half Year Ended 31 December 2009
1	Statement of Significant Accounting Policies continued
(c)	Financial Instruments

Initial Recognition and Measurement

Financial instruments, incorporating financial assets (marketable securities) and financial liabilities, are recognised when the entity becomes a party to contractual provisions of the instruments. Trade date accounting is adopted for financial assets that are delivered within timeframes established by marketplace convention.

Financial instruments are initially measured at fair value plus transactions costs where the instrument is not classified as at fair value through profit or loss. Transaction costs related to instruments classified as at fair value through profit or loss are expensed to profit or loss immediately. Financial instruments are classified and measured as set out below.

Classification and Subsequent Measurement

Financial instruments are subsequently measured at either fair value, amortised cost using effective interest method or cost. Fair value represents the amount for which an asset could be exchanged or a liability settled between knowledgeable, willing parties.

Amortised cost is calculated as: (i) the amount at which the financial asset or financial liability is measured at initial recognition; (ii) less principal repayments; (ii) plus or minus the cumulative amortisation of the difference, if any, between the amount initially recognised and the maturity amount calculated using the effective interest method; and (iv) less any reduction for impairment.

The effective interest method is used to allocate interest income or interest expense over the relevant period and is equivalent to the rate that exactly discounts estimated future cash payments or receipts (including fees, transaction costs and other premiums or discounts) through the expected life (or when this cannot be reliably predicted, the contractual term) of the financial instrument to the net carrying amount of the financial asset or financial liability. Revisions to expected future net cash flows will necessitate an adjustment to the carrying value with a consequential recognition of an income or expense in profit or loss.
(i)	Financial assets at fair value through profit and loss
Financial assets are classified at fair value through profit or loss when they are held for trading for the purpose of short term profit taking, where they are derivatives not held for hedging purposes, or designated as such to avoid an accounting mismatch or to enable performance evaluation where a group of financial assets is managed by key management personnel on a fair value basis in accordance with a documented risk management or investment strategy. Realised and unrealised gains and losses arising from changes in fair value are included in profit or loss in the period in which they arise.
(ii)	Loans and receivables
Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market and are stated at amortised cost.

Greenhill Caliburn Pty Limited
ABN 89 086 678 346
Notes to the Financial Statements (Presented in Australian Dollars)
Half Year Ended 31 December 2009
1	Statement of Significant Accounting Policies continued
(c)	Financial Instruments continued
Classification and Subsequent Measurement continued
(iii)	Held-to-maturity investments
Held-to-maturity investments are non-derivative financial assets that have fixed maturities and fixed or determinable payments, and it is the company’s intention to hold these investments to maturity. Any held-to-maturity investments held by the company are stated at amortised cost.
(iv)	Available-for-sale financial assets
Available-for-sale financial assets include any financial assets not included in the above categories. Available-for-sale financial assets are reflected at fair value. Unrealised gains and losses arising from changes in fair value are taken directly to equity.
(v)	Financial liabilities
Non-derivative financial liabilities (excluding financial guarantees) are subsequently measured at amortised cost.

Fair value

Fair value is determined based on current bid prices for all quoted investments. Valuation techniques are applied to determine fair value for all unlisted securities, including recent arm’s length transactions, reference to similar instruments and option pricing models.

Impairment

At each reporting date, the company assesses whether there is objective evidence that a financial instrument has been impaired. In the case of available-for-sale financial instruments, a prolonged decline in the value of the instrument is considered to determine whether impairment has arisen. Impairment losses are recognised in the income statement.

Derecognition

Financial assets are derecognised where the contractual rights to receipt of cash flows expires or the asset is transferred to another party whereby the entity is no longer has any significant continuing involvement in the risks and benefits associated with the asset. Financial liabilities are derecognised where the related obligations are either discharged, cancelled or expire. The difference between the carrying value of the financial liability extinguished or transferred to another party and the fair value of consideration paid, including the transfer of non-cash assets or liabilities assumed is recognised in profit or loss.

Greenhill Caliburn Pty Limited
ABN 89 086 678 346
Notes to the Financial Statements (Presented in Australian Dollars)
Half Year Ended 31 December 2009
1	Statement of Significant Accounting Policies continued
(d)	Impairment of assets

At each reporting date, the company reviews the carrying values of its assets to determine whether there is any indication that those assets have been impaired. If such an indication exists, the recoverable amount of the asset, being the higher of the asset’s fair value less costs to sell and value in use, is compared to the asset’s carrying value. Any excess of the asset’s carrying value over its recoverable amount is expensed to the statement of income.

Where it is not possible to estimate the recoverable amount of an individual asset, the company estimates the recoverable amount of the cash-generating unit to which the asset belongs.

(e)	Foreign currency translations and balances

Foreign currency assets and liabilities have been translated at rates of exchange prevailing at the end of the periods presented in accordance with the accounting guidance for foreign currency translation. Income and expenses transacted in foreign currency have been translated at average monthly exchange rates during the period. Translation gains and losses if applicable to certain periods are included in the foreign currency translation adjustment included as a component of comprehensive income (loss). Foreign currency transaction gains and losses are included in the statement of income.

(f)	Employee benefits

Provision is made for the company’s liability for employee benefits arising from services rendered by employees to balance date. Employee benefits that are expected to be settled within one year have been measured at the amounts expected to be paid when the liability is settled, plus related on-costs. Employee benefits payable later than one year have been measured at present value of the estimated future cash outflows to be made for those benefits.

(g)	Provisions

Provisions are recognised when the company has a legal or constructive obligation, as a result of past events, for which it is probable that an outflow of economic benefits will result and that outflow can be reliably measured.

Provisions are measured using the best estimate of the amounts required to settle the obligation at balance date.

(h)	Cash and cash equivalents

Cash and cash equivalents include cash on hand, deposits held at call with banks, other short-term highly liquid investments with original maturities of three months or less, and bank overdrafts. Bank overdrafts are shown within short-term borrowings in current liabilities in the statement of financial condition.

Greenhill Caliburn Pty Limited
ABN 89 086 678 346
Notes to the Financial Statements (Presented in Australian Dollars)
Half Year Ended 31 December 2009
1	Statement of Significant Accounting Policies continued
(i)	Trade receivables

Trade receivables are recognised at fair value less provision for impairment.

Collectability of trade receivables is reviewed on an ongoing basis. Debts which are known to be uncollectable are written off by reducing the carrying amount directly. An allowance account is used where there is objective evidence that the company will not be able to collect all amounts due according to the original terms of the receivables. Significant financial difficulties of the debtor, probability that the debtor will enter bankruptcy or financial reorganisation and default or delinquency in payments (more than 60 days overdue) are considered indicators that the trade receivable is impaired.

(j)	Revenue

Revenue from the rendering of a service is recognised upon the delivery of the service to the client. The company recognises financial advisory fee revenue for mergers and acquisitions or financial advisory and restructuring engagements when the services related to the underlying transactions are completed in accordance with the terms of the engagement letters. Retainer fees are recognised as financial advisory fee revenue over the periods in which the related service is rendered. The company’s clients reimburse certain expenses incurred by the company in the conduct of financial advisory engagements. Expenses are reported net of such client reimbursements.

Interest revenue is recognised on a proportional basis taking into account the interest rates applicable to the financial assets.

Dividend revenue is recognised when the right to receive a dividend has been established.

All revenue is stated net of the amount of goods and services tax (GST).

(k)	Trade and other payables

These amounts represent liabilities for goods and services provided to the company prior to the end of the financial period which are unpaid. The amounts are unsecured and are usually paid within 30 days of recognition.

(l)	Goods and Services Tax (GST)

Revenues, expenses and assets are recognised net of the amount of GST, except where the amount of GST incurred is not recoverable from the Australian Taxation Office. In these circumstances the GST is recognised as part of the cost of acquisitions of the asset or as part of an item of the expense. Receivables and payables in the balance sheet are shown inclusive of GST.

(m)	Critical accounting estimates and judgments

The directors evaluate estimates and judgments incorporated into the financial statements based on historical knowledge and best available current information. Estimates assume a reasonable expectation of future events and based on current trends and economic data, obtained both externally and within the company.

Greenhill Caliburn Pty Limited
ABN 89 086 678 346
Notes to the Financial Statements (Presented in Australian Dollars)
Half Year Ended December 31, 2009

		31 Dec	31 Dec
		2009	2008
		$	$
2	Profit
	Profit before income tax includes the following specific expenses:
	Depreciation	198,496	141,508
	Amortisation	3,014	3,014

		201,510	144,522

	Rental expenses	866,659	820,250
	Doubtful debt expense	—	271,602
	Impairment expense	—	1,238,674

3	Income Tax Expense
a.	The components of tax expense comprise:
	Current tax	5,973,990	11,216,083
	Deferred tax	945,638	313,851

		6,919,628	11,529,934

b.	The prima facie tax on profit from ordinary activities before income tax is reconciled to the income tax as follows:
	Prima facie tax payable on profit from ordinary activities before income tax at 30% (2008: 30%)	6,845,106	11,529,934
	Add tax effect of:
	- non-deductible items	74,522	—

	Income tax attributable to entity	6,919,628	11,529,934

4	Dividends
	Distributions paid:
	Interim fully franked dividends paid to ordinary and C class shareholders for the half year	14,942,521	15,836,142

		14,942,521	15,836,142

5	Cash and Cash Equivalents
	CURRENT
	Cash at bank	17,895,948	33,989,767
	Cash on hand	4,902	4,418

		17,900,850	33,994,185

The effective interest rate on short-term bank deposits was 3.00% (2008:7.72%); these deposits have an average maturity of 90 days.

Greenhill Caliburn Pty Limited
ABN 89 086 678 346
Notes to the Financial Statements (Presented in Australian Dollars)
Half Year Ended December 31, 2009

			31 Dec	31 Dec
			2009	2008
			$	$
6	Fee Receivables
	CURRENT
	Fee receivables		3,537,739	1,442,989
	Allowance for doubtful accounts		(148,774)	—

			3,388,965	1,442,989

a.	Impaired fee receivables
	As at 31 December 2009, the directors provided a provision for impairment of $148,774 (2008: nil) for impaired receivables. There were no other impaired receivables at 31 December 2009.

b.	Fair value and credit risks

Due to the short term nature of these receivables, their carrying amount is assumed to approximate their fair value. The maximum exposure to credit risk as the reporting date is the carrying amount of the receivables mentioned above.

7	Other Receivables
	CURRENT
	Prepaid expenses		271,107	416,017
	Sundry receivables		7,202	11,863

			278,309	427,880

8	Financial Assets
	CURRENT
	Marketable securities – available for sale assets	a.	2,920,194	4,001,888

			2,920,194	4,001,888

	NON-CURRENT
	Marketable securities – available for sale assets	a.	4,097,628	1,964,171

			4,097,628	1,964,171

a.	Marketable securities

The equity instruments are classified as available for sale financial assets and represent units in managed investment portfolios. The portfolios are adjusted to fair value at each reporting interval and are subject to impairment review.

9	Other Current Assets
	CURRENT
	Other current assets		7,687	13,723

			7,687	13,723

Greenhill Caliburn Pty Limited
ABN 89 086 678 346
Notes to the Financial Statements (Presented in Australian Dollars)
Half Year Ended December 31, 2009

			31 Dec	31 Dec
			2009	2008
			$	$
10	Plant and Equipment
	NON-CURRENT
	Plant and Equipment
	At cost		1,534,709	1,208,966
	Accumulated depreciation		(1,027,521)	(762,206)

			507,188	446,760

	Leasehold improvements
	At cost		1,802,314	1,802,314
	Accumulated depreciation		(1,539,877)	(1,373,962)

			262,437	428,352

	Total plant and equipment		769,625	875,112

11	Compensation Payable
	CURRENT
	Bonus payable		8,143,768	6,301,442
	Provision for employee entitlements		591,349	613,993
	Superannuation payable		120,832	53,286
	Other compensation payable		538,311	637,847

			9,394,260	7,606,568

	NON-CURRENT
	Long-term incentive plan	(a)	3,498,151	4,630,196
	Provision for employee entitlements		379,352	258,402

			3,877,503	4,888,598

a.
The long term incentive plan is a scheme available to staff members who have worked for Greenhill Caliburn Pty Limited full time for at least two years prior to the date of grant and whose performance is judged by Greenhill Caliburn Pty Limited to have been of a high standard. The long term investment plan has a requisite service period of 6 years post allocation to receive the full entitlement under the plan. Part payments are made to participants after 4 and 5 years of service with the balance being paid in the 6th year.

12	Accounts Payable and Accrued Expenses
	CURRENT
	Trade payables		104,907	48,436
	Sundry payables and accrued expense		276,516	103,441
	GST payable(receivable) — net		219,103	27,376

			600,526	179,253

Greenhill Caliburn Pty Limited
ABN 89 086 678 346
Notes to the Financial Statements (Presented in Australian Dollars)
Half Year Ended December 31, 2009

		31 Dec	31 Dec
		2009	2008
		$	$
13	Taxation
	ASSETS
	NON-CURRENT
	Deferred tax assets	4,376,592	4,258,934

		4,376,592	4,258,934

	The deferred tax asset comprises temporary differences attributable to:
	Provision for doubtful debt	44,632	—
	Bonus payable, retained bonus and long term incentive plan	3,439,932	3,719,199
	Provision and accrual – payroll tax payable	478,909	383,886
	Capital losses carried forward	375,522	271,359
	Other	37,597	(115,510)

		4,376,592	4,258,934

	LIABILITIES
	CURRENT
	Current tax payable	3,412,151	7,085,583

		3,412,151	7,085,583

14	Issued Capital
	180,000 (2008: 180,000 ) fully paid ordinary shares	2	2
	3 Fully Paid “B” class Shares	3	3
	20,000 Fully Paid “C” Class shares	200	200

		205	205

	There has been no movement in issued capital in the past year.

a.	Ordinary Shares
	- The right to proceeds on winding up of the company in proportion to the number of shares held.
	- The right to participate in dividends.
	- The right to one vote

b.	“B” Class Redeemable Preference Shares
	- The right to repayment of the amount paid in winding up of the company or on a reduction of capital.
	- A non-cumulative right to the payment of the “B” Class dividend amount.
	- No voting rights other than in respect of resolutions affecting the rights of “B” class.

Greenhill Caliburn Pty Limited
ABN 89 086 678 346
Notes to the Financial Statements (Presented in Australian Dollars)
Half Year Ended December 31, 2009
14 Share Capital continued
c.	“C” Class Convertible Redeemable Preference Shares
–	The right to repayment in priority to all other shares of the amount paid on the “C” class Convertible Redeemable Preference Share in a winding up of the company or a reduction of capital.

–	No voting rights other than in respect of resolutions affecting the rights of “C” class convertible Redeemable Preference Shares as required by the Corporations Act 2001.

–	The same right as the holder of ordinary shares to dividends as an ordinary share.

Capital risk management

The company’s objective when managing capital is to safeguard their ability to continue as going concern, so that they can continue to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital. In order to maintain or adjust the capital structure, the company may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce debt.
15	Related Parties

Transactions between related parties are on normal commercial terms and conditions no more favourable than those available to other parties unless otherwise stated.
16	Financial Risk Management

a.	Financial Risk

The main risks the group is exposed to through its financial instruments are interest rate risk, liquidity risk and credit risk.

Interest rate risk

The company has limited interest rate risk as there are no interest bearing loans at reporting date.

Liquidity Risk

The company manages liquidity risk by monitoring forecast cash flows.

Credit Risk

The maximum exposure to credit risk, excluding the value of any collateral or other security, at balance date to recognised financial assets, is the carrying amount, net of any provisions for impairment of those assets, as disclosed in the statement of financial condition and notes to the financial statements. The company does not have any material credit risk exposure to any single receivable or group of receivables under financial instruments entered into by the company.

Foreign Exchange Risk

The company is not directly exposed to currency risk as it does not have assets or liabilities denominated in foreign currencies.

b.	Net Fair Values

The net fair value of assets and liabilities approximate their carrying value. No financial assets or financial liabilities are readily traced on organised markets in standardised form. The aggregate net fair values and carrying amounts of financial assets and financial liabilities are disclosed in the balance sheet and in the notes to the financial statements

Greenhill Caliburn Pty Limited
ABN 89 086 678 346
Notes to the Financial Statements (Presented in Australian Dollars)
Half Year Ended December 31, 2009
17.	Commitments and Contingencies

a.	Operating lease commitments

The company has entered into certain leases for office space under non-cancellable operating lease agreements that expire on various dates.

As of December 31, 2009, the approximate aggregate minimum future rental payments required were as follows:

2010	1,563,633
2011	1,293,735
2012	780,804
2013	—
2014	—
Thereafter	—

Total	3,638,172	(i)

(i)	Total aggregate minimum future rental payments have not been reduced by approximately $161,800 in minimum sublease rentals due in the future under non cancellable subleases.
b.	Other commitments

In the normal course of its business, the company indemnifies certain managing directors, directors, officers and certain other persons against specified potential losses arising at a time when they are or were members or partners, directors or officers of the company, its predecessors, or any of their respective affiliates. The company is unable to estimate the maximum payout under these indemnities. However, management believes that it is unlikely that the company will have to make any material payments under these arrangements, and no liabilities related to these indemnities have been recognised in the statement of financial condition.

From time to time the company may be involved in litigation arising out of the ordinary course of its business. The company is unable to estimate any maximum payout which may be required to be made in respect of such litigation. However, management believes it is unlikely that the company will have to make any material payments in connection with any such litigation.

18.	Post Balance Date Events

On 1 April 2010, Greenhill & Co., Inc acquired Caliburn Partnership Pty Limited. Following the acquisition the Australian company operates under the name of Greenhill Caliburn Pty Limited.

19.	Segment Reporting

The company operates in Australia as a provider of corporate and strategic advice.

20.	New Accounting Standards for Application in Future Periods

The AASB has issued new, revised and amended standards and interpretations that have mandatory application dates for future reporting periods. The company has decided against early adoption of these standards.

Greenhill Caliburn Pty Limited
ABN 89 086 678 346
Notes to the Financial Statements (Presented in Australian Dollars)
Half Year Ended December 31, 2009
21.	Reconciliation to US GAAP

The US GAAP reconciliation of the financial statements, being the statement of financial condition, statement of income and statement of changes in equity, for the half-year period ended 31 December 2009 and 2008 is presented below.

Statement of Financial Condition As at December 31, 2009

		US GAAP
	AIFRS	Adjustments	US GAAP
	$	$	$

Assets:
Current Assets
Cash and cash equivalents	17,900,850	—	17,900,850
Fee receivables	3,388,965	—	3,388,965
Other receivables	278,309	—	278,309
Financial assets	2,920,194	—	2,920,194
Deferred tax asset (21(a))	—	1,242,044	1,242,044
Other current assets	7,687	—	7,687

Total current assets	24,496,005	1,242,044	25,738,049

Non-Current Assets
Financial assets	4,097,628	—	4,097,628
Deferred compensation expense (21(b))	—	1,320,039	1,320,039
Plant and equipment	769,625	—	769,625
Deferred tax asset (21(a), (b))	4,376,592	(1,638,056)	2,738,536

Total non-current assets	9,243,845	(318,017)	8,925,828

Total assets	33,739,850	924,027	34,663,877

Liabilities:
Current Liabilities
Compensation payable	9,394,260	—	9,394,260
Accounts payables and accrued expenses	600,526	—	600,526
Current tax payable	3,412,151	—	3,412,151

Total current liabilities	13,406,937	—	13,406,937

Non-Current Liabilities
Compensation payable	3,877,503	—	3,877,503

Total non-current liabilities	3,877,503	—	3,877,503

Total liabilities	17,284,440	—	17,284,440

Equity:
Issued capital	205	—	205
Accumulated other comprehensive income	248,406	—	248,406
Retained earnings (21 (a), (b))	16,206,799	924,027	17,130,826

Total equity	16,455,410	924,027	17,379,437

Total liabilities and equity	33,739,850	924,027	34,663,877

Greenhill Caliburn Pty Limited
ABN 89 086 678 346
Notes to the Financial Statements (Presented in Australian Dollars)
Half Year Ended December 31, 2009
21.	Reconciliation to US GAAP continued

Statement of Income Half Year Ended December 31, 2009

		US GAAP
	AIFRS	Adjustments	US GAAP
	$	$	$

Revenue
Financial advisory fees	28,743,180	—	28,743,180
Investment revenues	120,385	—	120,385
Interest income	213,581	—	213,581
Other revenues	7,683	—	7,683

Total revenue	29,084,829	—	29,084,829

Expenses
Employee compensation (21(b))	2,148,601	580,004	2,728,605
Occupancy and equipment rental	866,659	—	866,659
Depreciation and amortization	201,510	—	201,510
Information services	156,188	—	156,188
Professional fees	247,599	—	247,599
Travel related expenses	417,403	—	417,403
Other operating expenses	2,229,848	—	2,229,848

Total expenses	6,267,808	580,004	6,847,812

Income before taxes	22,817,021	(580,004)	22,237,017
Provision for taxes (21(b))	(6,919,628)	174,001	(6,745,627)

Net income	15,897,393	(406,003)	15,491,390

Statement of Changes in Equity
Half Year Ended December 31, 2009

		AIFRS
		Retained
		Earnings/
		Accumulated
		other
	Share	comprehensive		US GAAP
	Capital	income	Total	Adjustments	US GAAP

Balance at July 1, 2009	205	15,251,927	15,252,132	1,330,030	16,582,162
Profit attributable to members	—	15,897,393	15,897,393	(406,003)	15,491,390
Dividends paid of provided for	—	(14,942,521)	(14,942,521)	—	(14,942,521)
Fair value adjustment for assets	—	248,406	248,406	—	248,406

Balance at December 31, 2009	205	16,455,205	16,455,410	924,027	17,379,437

Explanatory Notes to the Reconciliation
(a)	Under AIFRS deferred tax balances are classified as non current assets. US GAAP requires the deferred tax asset to be classified between current and non current assets by determining the nature of the items that comprise the asset. The components of the deferred tax asset have been assessed on this basis with an adjustment of $1,242,044 being made to current deferred tax assets.

Greenhill Caliburn Pty Limited
ABN 89 086 678 346
Notes to the Financial Statements (Presented in Australian Dollars)
Half Year Ended December 31, 2009
21.	Reconciliation to US GAAP continued

Explanatory Notes to the Reconciliation
(b)	Long term deferred compensation balances were fully expensed under AIFRS. The deferred compensation represents an entitlement that has a requisite period of six years. Under US GAAP the deferred compensation has been adjusted to the extent that the amounts expensed at 31 December 2009 are reflective of the vesting period. The following adjustments were relevant:
(i)	$1,320,039 represents the deferred compensation assets balance as at 31 December 2009. This balance is the net of adjustments relating to opening balances (periods prior to 1 July 2009) and amounts being expensed to the statement of income for the current period.

(ii)	$580,004 represents the adjustment recorded to the statement of income to increase employee benefits expense. The adjustment was necessary to reflect the amount that should have been expensed (released from the deferred compensation asset) under US GAAP.

(iii)	$174,001 represents the adjustment to provision for tax as a result of the adjustment to the employee benefits expense.

(iv)	$396,012 represents the adjustment to deferred tax assets as a result of the recognition of deferred compensation assets.

Greenhill Caliburn Pty Limited
ABN 89 086 678 346
Notes to the Financial Statements (Presented in Australian Dollars)
Half Year Ended December 31, 2009
21.	Reconciliation to US GAAP continued

Statement of Financial Condition As at December 31, 2008

		US GAAP
	AIFRS	Adjustments	US GAAP
	$	$	$

Assets:
Current Assets
Cash and cash equivalents	33,994,185	—	33,994,185
Fee receivables	1,442,989	—	1,442,989
Other receivables	427,880	—	427,880
Financial assets	4,001,888	—	4,001,888
Deferred tax asset (21(c))	—	1,173,593	1,173,593
Other current assets	13,723	—	13,723

Total current assets	39,880,665	1,173,593	41,054,258

Non-Current Assets
Financial assets	1,964,171	—	1,964,171
Deferred compensation exp (21(d))	—	3,766,455	3,766,455
Plant and equipment	875,112	—	875,112
Deferred tax asset (21(c), (d))	4,258,934	(2,303,530)	1,955,404

Total non-current assets	7,098,217	1,462,925	8,561,142

Total assets	46,978,882	2,636,518	49,615,400

Liabilities:
Current Liabilities
Compensation payable	7,606,568	—	7,606,568
Accounts payables and accrued expenses	179,253	—	179,253
Current tax payable	7,085,583	—	7,085,583

Total current liabilities	14,871,404	—	14,871,404

Non-Current Liabilities
Compensation payable	4,888,598	—	4,888,598

Total non-current liabilities	4,888,598	—	4,888,598

Total liabilities	19,760,002	—	19,760,002

Equity:
Issued capital	205	—	205
Retained earnings (21(c), (d))	27,218,675	2,636,518	29,855,193

Total equity	27,218,880	2,636,518	29,855,398

Total liabilities and equity	46,978,882	2,636,518	49,615,400

Greenhill Caliburn Pty Limited
ABN 89 086 678 346
Notes to the Financial Statements (Presented in Australian Dollars)
Half Year Ended December 31, 2009
21.	Reconciliation to the US GAAP continued

Statement of Income Half Year Ended December 31, 2008

		US GAAP
	AIFRS	Adjustments	US GAAP
	$	$	$

Revenue
Financial advisory fees	44,033,058	—	44,033,058
Investment revenues	2,087,315	—	2,087,315
Interest income	622,566	—	622,566
Other revenues	31,166	—	31,166

Total revenue	46,774,105	—	46,774,105

Expenses
Employee compensation (21 (d))	4,315,700	396,131	4,711,831
Occupancy and equipment rental	820,250	—	820,250
Depreciation and amortization	144,522	—	144,522
Information services	143,726	—	143,726
Professional fees	98,744	—	98,744
Travel related expenses	527,076	—	527,076
Impairment expense	1,238,674	—	1,238,674
Other operating expenses	1,052,298	—	1,052,298

Total expenses	8,340,990	396,131	8,737,121

Income before taxes	38,433,115	(396,131)	38,036,984
Provision for taxes (21(d))	(11,529,935)	118,839	(11,411,095)

Net income	26,903,181	(277,292)	26,625,889

Statement of Changes in Equity
Half Year Ended December 31, 2008

		AIFRS
	Share	Retained		US GAAP
	Capital	Earnings	Total	Adjustments	US GAAP

Balance at July 1, 2008	205	16,151,636	16,151,841	2,913,810	19,065,651
Profit attributable to members	—	26,903,181	26,903,181	(277,292)	26,625,889
Dividends paid of provided for	—	(15,836,142)	(15,836,142)	—	(15,836,142)

Balance at December 31, 2008	205	27,218,675	27,218,880	2,636,518	29,855,398

Greenhill Caliburn Pty Limited
ABN 89 086 678 346
Notes to the Financial Statements (Presented in Australian Dollars)
Half Year Ended December 31, 2009
21.	Reconciliation to the US GAAP continued

Explanatory Notes to the Reconciliation
(c)	Under AIFRS deferred tax balances are classified as non current assets. US GAAP requires the deferred tax asset to be classified between current and non current assets by determining the nature of the items that comprise the asset. The components of the deferred tax asset have been assessed on this basis with an adjustment of $1,173,593 being made to current deferred tax assets.

(d)	Long term deferred compensation balances were fully expensed under AIFRS. The deferred compensation represents an entitlement that has a requisite period of six years. Under US GAAP the deferred compensation has been adjusted to the extent that the amounts expensed at 31 December 2008 are reflective of the vesting period. The following adjustments were relevant:
(i)	$3,766,455 represents the deferred compensation assets balance as at 31 December 2008. This balance is the net of adjustments relating to opening balances (periods prior to 1 July 2008) and amounts being expensed to the statement of income for the current period.

(ii)	$396,131 represents the adjustment recorded to the statement of income to increase employee benefits expense. The adjustment was necessary to reflect the amount that should have been expensed (released from the deferred compensation asset) under US GAAP.

(iii)	$118,839 represents the adjustment to provision for tax as a result of the adjustment to the employee benefits expense.

(iv)	$1,129,937 represents the adjustment to deferred tax assets as a result of the recognition of deferred compensation assets.

Greenhill Caliburn Pty Limited
ABN 89 086 678 346
Director’s Declaration
Half Year Ended 31 December 2009
The directors declare that:
1.	The half year financial statements and notes, as set out on pages 2 to 24, are in accordance with the Corporations Act 2001 including;
(a)	Complying with Accounting Standard AASB 134: Interim Financial Reporting; and

(b)	Giving a true and fair view of the company’s financial position as at 31 December 2009 and of its performance for the half year ended on that date.
2.	In the directors’ opinion there are reasonable grounds to believe that the company will be able to pay its debts as and when they become due and payable.

3.	The reconciliation to US GAAP is in accordance with US GAAP.
Signed in accordance with a resolution of the Board of Directors:

Director:

Ron Malek
Dated this 3rd day of May 2010.